EXHIBIT 10.25.2


               MODIFICATION AND AMENDMENT OF NUCLEAR FUEL LEASE

This Modification and Amendment is to the Nuclear Fuel Lease dated as of January 4, 1982, as amended and restated as of February 11, 1992, between BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee (herein in such capacity called "Lessor") under the Trust Agreement dated as of January 4, 1982, as amended and restated as of February 11, 1992, between it and State Street Bank and Trust Company of Connecticut, N.A., as Trustor, and The Connecticut Light and Power Company and Western Massachusetts Electric Company, as beneficiaries, and THE CONNECTICUT LIGHT AND POWER COMPANY and WESTERN MASSACHUSETTS ELECTRIC COMPANY, as lessees (herein collectively called "Lessees").

                              W I T N E S S E T H :

WHEREAS, Lessor and Lessees entered into a Nuclear Fuel Lease Agreement dated as of January 4, 1982 which was amended as of March 1, 1983 (the "Original Nuclear Fuel Lease"); and

WHEREAS, Lessor and Lessees amended and restated the Original Nuclear
Fuel Lease effective as of February 11, 1992 (as so amended and restated, the "Lease"); and
     WHEREAS, the Lessees announced as of July 17, 1998 their intention to permanently cease operations at Millstone Unit No. 1 ("Unit 1") and on July 21, 1998 gave certification of such decision to the U.S. Nuclear Regulatory Commission (the "NRC"); and

WHEREAS, the Lessees have also given certification to the NRC that fuel has been permanently removed from the reactor vessel of Unit 1; and

WHEREAS, upon docketing of such certifications by the NRC, the Unit 1 license from the NRC no longer authorizes operation of the reactor or emplacement of or retention of fuel in the reactor vessel; and

WHEREAS, Section 23(a)(ix) of the Lease provides, inter alia, (i) that it shall be an Event of Termination under the Lease if any license, approval or consent granted to any Lessee and required for the operation of any Unit shall be revoked, withdrawn or withheld and such revocation, withdrawal or withholding shall remain effective, or in Lessees' reasonable judgment which shall be exercised within ninety days following such revocation, withdrawal or withholding, is likely to remain effective for a period of eighteen consecutive calendar months after its date of issuance, and Lessor shall have given notice to Lessees that Lessor desires to terminate the Lease, and (ii) that unless Lessor and the Collateral Agent shall have determined in their reasonable judgment that such revocation, withdrawal or withholding does or will have a material adverse affect on the financial condition or business prospects of any Lessee, Lessor may only give notice to Lessees that it wishes to partially terminate the Lease in accordance with Section 24(a)(vi) thereof as it applies only to the Unit or Units affected by such revocation, withdrawal or withholding; and
WHEREAS, the Lessor, the Collateral Agent and Lessees have determined in their reasonable judgment that it is appropriate that the Lease be partially terminated pursuant to Section 24(a)(vi) thereof with respect to Unit 1 only; and

WHEREAS, pursuant to Section 24(a)(vi) of the Lease the Lessees are required on the Final Settlement Date established pursuant to
Section 24(a)(ii) of the Lease to obtain the release pursuant to
Section 12(b) of all Nuclear Fuel located at or intended to be used in the Unit or Units as to which any partial termination applies; and

WHEREAS, pursuant to Section 12(b) of the Lease the Lessees are required, inter alia, in order to obtain the release from the Lease of a portion (but not all) of the Nuclear Fuel, to pay to Lessor an amount equal to the SLV for such portion of the Nuclear Fuel to be released; and

WHEREAS, the Majority Lenders (which also constitute the holders of 66
2/3% in aggregate principal amount of all IT Notes outstanding) and the Collateral Agent have consented to the modification and amendment of the terms of the Lease to provide for the partial termination of the Lease with respect to the Unit 1 Nuclear Fuel (as defined below) and the release of such Unit 1 Nuclear Fuel from the Lease upon alternative terms as set forth below.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessees hereby agree as follows:

1. Unless the context otherwise requires, all capitalized terms used in this Agreement and not defined herein shall have the meanings specified therefor in the Lease.

2. Subject to receipt of required regulatory approvals, effective as of July 17, 1998, the Lease is hereby modified and amended by adding to
Section 24 thereof the following new provision:

(c)  Special Partial Termination with Respect to Unit 1.

Notwithstanding any provision to the contrary included in this Lease including, without limitation, any provision included in Section 12(b),
Section 23(a)(ix), Section 24(a)(ii) or Section 24(a)(vi), this Lease may be partially terminated with respect to the Nuclear Fuel located at or intended to be used at Unit 1 (the "Unit 1 Nuclear Fuel") pursuant to
Section 23(a)(ix) upon the following terms:

(i)  The Lease may be partially terminated with respect to Unit 1
(the "Unit 1 Partial Termination") in accordance with the provisions of
Section 23(a)(ix) upon the issuance by The Connecticut Light and Power Company of Sixty-Four Million Eight Hundred Thousand Dollars ($64,800,000) of collateral first mortgage bonds (the "1999 Series A CL&P Collateral First Mortgage Bonds") to the Trustee, which 1999 Series A CL&P Collateral First Mortgage Bonds shall be substantially in the form of Exhibit A-1 hereto, and the issuance by Western Massachusetts Electric Company of Fifteen Million Four Hundred Thousand Dollars ($15,400,000) of collateral first mortgage bonds (the "1999 Series A WMECO Collateral First Mortgage Bonds" and, together with the 1999 Series A CL&P Collateral First Mortgage Bonds, the "1999 Series A Collateral First Mortgage Bonds") to the Trustee, which 1999 Series A WMECO Collateral First Mortgage Bonds shall be substantially in the form of Exhibit A-2 hereto;

(ii) The Final Settlement Date with respect to the Unit 1 Partial
Termination shall be the date of the issuance of the 1999 Series A Collateral First Mortgage Bonds, and no amount shall be required to be paid to the Lessor pursuant to Section 24(a)(iii) on such date;

(iii) On the Final Settlement Date, the Unit 1 Nuclear Fuel shall be released from this Lease pursuant to the provisions of Section 12(b) without the receipt by the Lessor of any payment with respect to such Unit 1 Nuclear Fuel;

     (iv) Except as set forth in Section 24(c)(v), this Section 24(c) shall be applicable only to the partial termination of this Lease in connection with the permanent cessation of operations at Unit 1 and in no event shall be applicable to any other Event of Termination occurring hereunder;

     (v) (A) for purposes only of certain calculations required under this Lease, "SLV" or "Stipulated Loss Value" shall include Deferred Unit 1 SLV, if any, and (B) for purposes only of presentation of certain calculations required under this Lease, the term "Batch" shall be deemed to include an entry which identifies the amount of Deferred Unit 1 SLV, if any.

3. Subject to the receipt of required regulatory approvals, effective as of July 17, 1998, the Lease is hereby further modified and amended as follows:

     (a) Annex 1 to Schedule F to the Lease is deleted in its entirety and the amended Annex 1 to Schedule F attached hereto as Attachment 1 is substituted in lieu thereof.

     (b) The definition of "Batch" in Section 1(a) is amended by adding the following sentence immediately following the last sentence thereof:

"For purposes only of presentation of certain computations under this Lease, the Deferred Unit 1 SLV shall be deemed to constitute a "Batch"; provided, however, that no allocation of Fuel Cost or Additional Rent shall be made pursuant to Section 7 of this Lease to such a Batch which consists of Deferred Unit 1 SLV."
(c)  The definition of "SLV" or "Stipulated Loss Value" in Section
1(a) of the Lease is amended by adding thereto the following sentence:

"In addition, SLV or Stipulated Loss Value shall include for any date as of which the same is required to be determined the Deferred Unit 1 SLV as of such date, if any."

     (d) Section 1(a) of the Lease shall be further amended by adding thereto the following additional definitions:

"Deferred Unit 1 SLV" shall mean for any date on or after July 17, 1998 as of which the same is required to be determined an amount equal to Original Deferred Unit 1 SLV less the aggregate amount, if any, of Deferred Unit 1 SLV Payments received by the Lessor as of such date.

"Deferred Unit 1 SLV Payment" shall mean any amount paid by a Lessee as Additional Rent (i) in order to discharge, fully or in part, its payment obligation under this Lease, and (ii) which relates to or is allocable to the Nuclear Fuel which was located at or intended for use in Unit 1 as of July 17, 1998 and the SLV of which is included in Original Deferred Unit 1 SLV.

"Original Deferred Unit 1 SLV" shall mean an amount equal to $81,065,950.68, which represents the aggregate SLV of all Nuclear Fuel which as of July 17, 1998 was located at or intended to be used at Unit 1.

4. This Agreement of Modification and Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

5. Except as specifically modified and amended by this Agreement of Modification and Amendment, the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Modification and Amendment to be duly executed by their duly authorized officers as of the __ day of May, 1999.
THE CONNECTICUT LIGHT AND POWER COMPANY

By:/s/
Its:

WESTERN MASSACHUSETTS ELECTRIC COMPANY

     By:/s/
        Its:

BANKERS TRUST COMPANY, not in its individual capacity, but solely as Trustee of the Niantic Bay Fuel Trust under Trust Agreement dated as of January 4, 1982, as amended and restated by an Amendment to and Restatement of Trust Agreement dated as of February 11, 1992, between it and the Trustor and the beneficiaries named therein

By:/s/

Its:
                              Attachment 1
                                                            Amended Annex 1
                                                            to Schedule F
                    ANNEX 1 TO SLV CONFIRMATION SCHEDULE
                          BASIC RENT PERIOD ENDING        , 19

1.   Batch Identification Deferred  Batch  Aggregate

Unit 1 & 2
UF6 Pool

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches


2.   Description of Nuclear Fuel State

Unit 1 & 2
UF6 Pool

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches


3.   Physical Location of Fuel

Unit 1 & 2
UF6 Pool

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches


4.   Person in Possession

Unit 1 & 2
UF6 Pool

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches


5.   Contract for Possession

Unit 1 & 2
UF6 Pool

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches


6.   SLV of each Batch as of the end of the prior Basic Rent Period
     (Item 13 on Annex 1 to last previous SLV     Confirmation Schedule)


Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$

7. Add: Fuel Cost Incurred or paid by or on behalf of Lessor for each Batch during this Basic Rent Period (exclusive of capitalized Quarterly Lease Charges and Additional Rent)
$

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


7a.  Add: Fuel Costs (transferred and   assigned to new Batch)


Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$

8.   Add: Capitalized Quarterly Lease Charges     for each Batch (amounts
     allocated to Fuel Cost pursuant to Section 7(b) of the Fuel Lease)


Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


9. (a) Add: Additional Rent for each Batch (amounts allocated to Fuel Cost pursuant to Section 7(b) of the Fuel Lease)


Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


(b) Add: Original Deferred Unit 1 SLV

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


(c) Less: Deferred Unit 1 SLV Payment during the Basic Rent Period

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


(d) Deferred Unit 1 SLV (Item 9(b)-Item 9(c))

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


10.  Item 6 + Item 7 + Item 8 + Item 9(a) + Item 9(d)

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


11.  Less: Burn-up Charge for each Batch for this Basic Rent Period


Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$

12.  Less: SLV of Nuclear Fuel removed from the Fuel Lease pursuant to
Section 12(b) thereof during this Basic Rent Period

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


13.  SLV of each Batch at the end of this Basic Rent Period (Item 10 -
     Item 11 - Item 12)

Unit 1 & 2
UF6 Pool

$

Unit 3
UF6 Pool

Unit 1&2
U308Pool

Unit 3
U308 Pool

Deferred Unit 1 SLV Batch

Batch No.

Aggregate For All Batches

$


Notes:

Items 1, 6, 7, 9, 11 and 12 are to be inserted by Lessor. All other items are to be inserted by Lessees.

Item 2 is to include whether the Batch was in Heat Production during the Basic Rent Period.

Item 8 is to be taken from Line 1, Column 3 and Line 2, Column 2 of Annex 2 to the Basic Rent Schedule.

Item 11 is to be taken from Item 12 of Annex 1 to the Basic Rent
Schedule.

                              EXHIBIT A-1

          FORM OF 1999 SERIES A CL&P COLLATERAL FIRST MORTGAGE BOND


                                   EXHIBIT A-2

          FORM OF 1999 SERIES A WMECO COLLATERAL FIRST MORTGAGE BOND